Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Golub Capital Direct Lending Corporation and Subsidiaries (the “Company”), for the quarterly period ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David B. Golub and Christopher C. Ericson, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 13, 2024	/s/ David B. Golub
David B. Golub Chief Executive Officer

/s/ Christopher C. Ericson
Christopher C. Ericson Chief Financial Officer